                                                                    EXHIBIT 18

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is made as of the 21st day of December, 1995 by and between PMG Investors Ltd, a corporation organized by and existing under the laws of the State of Delaware (hereinafter referred to as "Seller") and Mr. Richard A. Hansen residing at N/A (hereinafter referred to as "Buyer").


                                    RECITALS

WHEREAS, Seller is the owner of a number of the issued and outstand-ing shares of the common stock of Computone Corp. ("Computone" or the "Company") and

WHEREAS, Seller and Buyer have agreed that Seller will sell to Buyer and Buyer will purchase from Seller 1,016,829 shares of the common stock of Computone.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties do hereby agree as follows:

1. Purchase of Shares On the Closing Date (hereinafter defined) Buyer shall acquire from Seller and Seller shall transfer and convey to Buyer 1,016,829 shares of the common stock of Computone (the "Shares") [duly endorsed in blank for transfer or with appropriate stock powers], free and clear of all liens, claims, options, charges and encumbrances of any person or party in and to the said Shares.

2. Purchase Price In consideration of and in exchange for the Shares, Buyer will at the Closing, issue and deliver to Seller, Buyer's unsecured promissory note which shall bear interest at a rate of Prime, with principal and accrued interest due and payable on June 30, 1996, and to be substantially in the form attached hereto.

3. Closing The closing sale of the sale and purchase of the Shares, shall take place simultaneously with the execution and delivery of this Agreement and shall be held on December 21, 1995 ("Closing Date") at 10:00 A.M. at the offices of Pennsylvania Merchant Group Ltd, 259 Radnor-Chester Road, Suite 390, Radnor, PA.

4.       Representations and Warranties of Seller
         Seller hereby represents and warrants to Buyer as follows:

                  (A) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or organization and has full power and legal right to execute and deliver, and to perform its obligations under this Agreement;

                  (B) its execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action;

                  (C) all consents, authorizations, and approvals required for the due execution and delivery by it of, and performance of its obligations under, this Agreement have been obtained and remain in full force and ef-fect, all conditions thereof have been duly complied with, and no other action by, and except for filings with the Securities and Exchange Commission which will be filed promptly, no notice to or filing with, any governmental authority or regulatory body is required for such execution, delivery or performance;

                  (D) there are no actions, proceedings or claims pending or, to the best of its knowledge, threatened, the adverse determination of which might have a materially adverse effect on its ability to perform its obligations under, or affect the validity or enforceability of, this Agreement;

                  (E) this Agreement constitutes its legal, valid, and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting the rights of creditors generally and to general equitable principles (regardless of whether enforcement is in a proceeding in equity or at law); and or at law); and

                  (F) the execution and performance by it of this Agreement and all documents required to be executed and delivered by it under this Agreement do not and will not violate any law or regulation of the jurisdiction of its incorporation or organization or any law or regulation applicable to it;

                  (G) the execution and performance by it of this Agreement will not result in or constitute a default, breach or violation of its Certificate of Incorporation or By-Laws, or any contract, agreement, or other instrument or obligation to which it is a party or by which any of its respective properties or assets are bound.

5.       Representations and Warranties of Buyer
         Buyer hereby represents and warrants to Seller as follows:

                  (a) The Buyer represents and warrants to the Company and the Seller that the address of his principal residence is as set forth above.

                  (b) The Buyer represents and warrants to the Company and the Seller that the 1,016,829 Shares to be purchased by such Buyer is being, and will be acquired by such Buyer for his own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder, and such Buyer will not distribute the Shares in violation of the 1933 Act. The Buyer acknowledges the total purchase price per share of $0.29 is $294,880.41 due and payable to the Seller in accordance with the terms of this Agreement.

                  (c) The Purchaser (i) acknowledges that the Shares issue is not registered under the 1933 Act and that the Shares to be acquired by him must be held indefinitely by him unless they are subsequently registered under the 1933 Act or an exemption from registration is available, (ii) is aware that any routine sales under Rule 144 of the Securities and Exchange Commission under the 1933 Act of the Shares may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, (iii) is aware that Rule 144 may not be presently available for use by such Purchaser for resale of any such Shares, and (iv) is aware that the Company is not obligated to register under the 1933 Act any sale, transfer or other disposition of the Shares.

                  (d) The Purchaser acknowledges receipt of copies of the Company's recent filings with the Securities and Exchange Commission (the "SEC Reports"), and represents and warrants that he has read the SEC Reports. The Purchaser confirms that the Company has made available to him the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the business and financial condition of the Company, and the Purchaser has received to his satisfaction such additional information about the business and financial condition of the Company as he requested. The Purchaser further confirms that as a result of his review of the SEC Reports, and discussion with representatives of Pennsylvania Merchant Group Ltd, familiar with the Company, he is aware of the current business and financial condition of the Company.

                  (e) The Purchaser represents that (i) he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act,
                           (ii) his financial situation is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period of time and suffer complete loss of his investment, and (iii) the Purchaser's knowledge and experience in financial business matters are such that the Purchaser is capable of evaluating the merits and risks of his purchase of the Shares.

6. Governing Law. This Agreement shall be governed by and con-strued and enforced in accordance with the laws of the Common-wealth of Pennsylvania without giving effect to the principles of conflict of laws thereof.

7. Assignment. Neither Buyer nor Seller shall have the right to assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

8. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters herein set forth. Any of the terms and conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof and may be amended or modified in whole or in part only by an agreement in writing executed in the same manner as this Agreement by all parties hereto.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

PMGI                                             Buyer


By:/s/ Linda D. Simon                            By:/s/ Richard A. Hansen
   ------------------------                         ------------------------
Name:
Title: